UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2012

ALON REFINING KROTZ SPRINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-163942 (Commission File Number)	74-2849682 (IRS Employer Identification No.)

7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01. Entry into a Material Definitive Agreement.

On July 31, 2012, Alon Refining Krotz Springs, Inc. (“ARKS”), a subsidiary of Alon USA Energy, Inc., entered into an Amendment (the “Amendment”) to Credit Agreement by and between ARKS, as Borrower, and Goldman Sachs Bank USA, as Issuing Bank, dated May 28, 2010 (the “Standby LC Facility”). The Amendment extends the expiration of the Standby LC Facility until July 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON REFINING KROTZ SPRINGS, INC.
Date:	August 3, 2012	By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer
Officer